Exhibit 13.1

Certification by the Chief Executive Officer and Chief Financial Officer pursuant to 18 U.S.C.

Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 20-F of Nabriva Therapeutics AG (the “Company”) for the year ended December 31, 2015, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Colin Broom as Chief Executive Officer of the Company, and Ralf Schmid, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 28, 2016

By:	/s/ Colin Broom
Name:	Colin Broom
Title:	Chief Executive Officer

By:	/s/ Ralf Schmid
Name:	Ralf Schmid
Title:	Chief Financial Officer